Exhibit 99.2

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to revenue, are intended to identify such forward- looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

Slide 2 First Quarter Highlights Two Milestones in Execution of Strategy StayOnline Acquisition Expanded Broadband Network by 135,000 rooms Broadened Array of IP-based Solutions On Command Transaction HSR Clearance on March 15th Acquisition Finalized on April 4th Expanded Interactive Television Network by 830,000 rooms Revenue Growth Total Revenue up 7.3% Per-room Guest Pay Revenue up 3.3% Healthcare Initiative: $800,000 during First Quarter

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q1 '07 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 258 262 266 65.9 270.4 272.9 275.8 70.2 75.3 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 3 Q1 Revenue Growth + 3.4% + 6.4% StayOnline Acquisition Added $2.0 million to Q1 '07 Digital Platform Installed in More Than 75% of Rooms + 7.3%

Q1 2007 Q1 2006 % Change Guest Pay $70,270 $68,208 3.0% Other: - HSIA $ 1,753 $ 195 - Healthcare 810 190 - Other 2,452 1,600 Total Other $ 5,015 $ 1,985 152.6% Total Revenue $75,285 $70,193 7.3% Q1 Revenue Analysis (in thousands) Slide 4

Q1 2007 Q1 2006 % Change Movie Revenue $ 17.13 $ 17.11 0.1% Other Interactive Services 6.27 5.55 13.0% Total Per Guest Pay Room $ 23.40 $ 22.66 3.3% Q1 Guest Pay Revenue Analysis Slide 5 LSO* increased Other Interactive Services Revenue by $0.45 Per Room Basic Cable Services increased Other Interactive Services Revenue by $0.39 Per Room Per room per month *LSO is LodgeNet StayOnline, a subsidiary of LodgeNet Entertainment Corp.

Guest Pay Direct costs as a % of revenue - 47.2% versus 45.0% bps FTG programming 0.9 Programming 0.8 HSIA related costs 0.8 All Other (0.3) Total 2.2 Slide 6 Analysis of Direct Costs & Operating Expenses Other Direct costs as a % of revenue - 67.1% compared to 45.8% Increase in equipment costs for HSIA Guest Pay Operations $2.83 per room this quarter compared to $2.92 per room for Q1 2006 SG&A 10.3% of revenue this quarter compared to 9.8% for Q1 2006 Increased by $899,000, with $675,000 due to SG&A of StayOnline Direct Costs

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q1 '07 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 2.1 9.7 11.4 13 4 17.8 20.1 22.7 6 6.1 Occupancy 1 Slide 7 Operating Income (in millions) $6.0 $ 7.1* $4.0 * Excluding the results of StayOnline - $(1.1) million

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q1 '06 2003 2004 2005 2006 Q1 '07 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -6.2 -24.6 -22.7 -20.8 -3.6 -0.654 -35.052 -20.781 -7 2.5 -0.028 1.072 Slide 8 (in millions) Q1 '05 Q1 '06 Q1 '07 Net Income (Loss) $(0.7) $(3.6) $ 1.1* * Excluding the results of StayOnline - $(1.1) million

Q1 '07 Q1 '06 $ Change Net Income and Non-cash Charges $ 16.3 $ 17.1 $ (0.8) Change in Working Capital1 1.7 4.9 (3.2) Cash from Operations $ 18.0 $ 22.0 $ (4.0) Corp Capital / Minor Extensions2 (6.1) (4.2) (1.9) Digital Renewal Investment * (4.2) (4.3) 0.1 Pre-Expansion Cash Flow $ 7.8 $ 13.5 $ (5.7) New Room Investment ** (5.6) (4.0) (1.6) Post- Expansion Cash Flow $ 2.1 $ 9.4 $ (7.3) *Digital Upgrade Rooms 14,614 16,551 **New Digital Rooms 17,664 12,382 Slide 9 Cash Flow Analysis (in millions) 1.Increase of $3.7 million in accts receivable, decrease of $0.5 million in accts payable, due to StayOnline 2.Increase of $2.7 million in inventory associated with HSIA and HD

6-Year Revolver - $50 million Pricing LIBOR + 200 bps Below 3.25 times Debt to EBITDA - LIBOR + 175 Required to swap 50% of variable rate debt for fixed rate debt - Swapped 70% at an average rate of 5.05% Slide 10 New Bank Facility - Key Elements 7-Year Term B - $625 million Impact to P&L Accelerated amortization of debt issuance cost (Q2 non-cash charge of $0.8 million)

Slide 11 Tender for 9.5% Sub Notes $199.99 million tendered of the $200.0 million Elimination of high interest debt Elimination of restrictive covenants Accelerated amortization of debt issuance cost (Q2 non-cash charge of $4.5 million) One-time tender consideration of $18.0 million in Q2 Key Factors Impact to P&L

Slide 12 Outlook Early Stages of On Command Integration Process Results impacted by acquisition, associated financing & successful debt tender offer Ongoing review of integration and cost savings Target cost synergies of approximately $15 million Data Points 1.8 million rooms versus 1.0 million rooms in 2006 Projected 2007 revenue of $490.0 million to $510.0 million Q2 expenses: - Accelerated write-off of debt issuance costs - $5.3 million - Tender Consideration - $18.0 million

Growth Strategy Expanding Networks & Integrating Solutions Expansion into Vertical Niche Markets - Hotels, Healthcare, Travel Centers, Others Multiple Platforms within Markets - HDTV, Cable, VOD & Broadband Increasing Array of Solutions - Entertainment, Internet, Marketing & Technical Service Slide 13

Growth Strategy Transformed Company - "New LodgeNet" Expanded Scale, Resources and Competencies Enhanced Capabilities to Innovate New Solutions Internet Connectivity StayOnline - Enhanced Solutions for Customer Base On Command - Expanded Customer Base for Promotion Current Penetration - 190,000 rooms out of 1.8 million rooms High Definition Television Hotels Evolving to HDTV Opportunity for Sale of Additional HDTV Content and Services Current Penetration - 30,000 rooms out of 1.8 million rooms Slide 14 Expanding Networks & Integrating Solutions

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